GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Investor, Class R, Class R6, Class T and Class P Shares

of the

Goldman Sachs Absolute Return Multi-Asset Fund

(the “Fund”)

Supplement dated February 19, 2019 to the

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”),

each dated February 28, 2018, as supplemented to date (with respect to Class A, Class C, Institutional, Investor, Class R, Class R6 and Class T Shares) and to the

Summary Prospectus, Prospectus and SAI, each dated April 16, 2018, as supplemented to date (with respect to Class P Shares)

Effective immediately, Raymond Chan will no longer serve as a portfolio manager for the Fund. Neill Nuttall and Christopher Lvoff will continue to serve as portfolio managers for the Fund.

Accordingly, effective immediately, all references to Mr. Chan in the Summary Prospectuses, Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with your Summary Prospectuses, Prospectuses and SAI for future reference.

MACTBDSTK 02-19